CHENIERE ENERGY, INC. March 2018 CHENIERE ENERGY, INC. NYSE American: LNG CORPORATE PRESENTATION August 2018

Safe Harbor Statements Forward-Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical or present facts or conditions, included or incorporated by reference herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things: • Statements regarding Cheniere Energy, Inc.’s ability to consummate the transaction with Cheniere Energy Partners LP Holdings, LLC, pursuant to which we will acquire all of the publicly held shares of Cheniere Energy Partners LP Holdings, LLC not already owned by Cheniere Energy, Inc. in a stock for share transaction. • statements regarding the ability of Cheniere Energy Partners, L.P. to pay distributions to its unitholders or Cheniere Energy Partners LP Holdings, LLC or Cheniere Energy, Inc. to pay dividends to its shareholders or participate in share or unit buybacks; • statements regarding Cheniere Energy, Inc.’s, Cheniere Energy Partners LP Holdings, LLC’s or Cheniere Energy Partners, L.P.’s expected receipt of cash distributions from their respective subsidiaries; • statements that Cheniere Energy Partners, L.P. expects to commence or complete construction of its proposed liquefied natural gas (“LNG”) terminals, liquefaction facilities, pipeline facilities or other projects, or any expansions or portions thereof, by certain dates or at all; • statements that Cheniere Energy, Inc. expects to commence or complete construction of its proposed LNG terminals, liquefaction facilities, pipeline facilities or other projects, or any expansions or portions then of, by certain dates or at all; • statements regarding future levels of domestic and international natural gas production, supply or consumption or future levels of LNG imports into or exports from North America and other countries worldwide, or purchases of natural gas, regardless of the source of such information, or the transportation or other infrastructure, or demand for and prices related to natural gas, LNG or other hydrocarbon products; • statements regarding any financing transactions or arrangements, or ability to enter into such transactions; • statements relating to the construction of our proposed liquefaction facilities and natural gas liquefaction trains (“Trains”) and the construction of the Corpus Christi Pipeline, including statements concerning the engagement of any engineering, procurement and construction ("EPC") contractor or other contractor and the anticipated terms and provisions of any agreement with any EPC or other contractor, and anticipated costs related thereto; • statements regarding any agreement to be entered into or performed substantially in the future, including any revenues anticipated to be received and the anticipated timing thereof, and statements regarding the amounts of total LNG regasification, natural gas, liquefaction or storage capacities that are, or may become, subject to contracts; • statements regarding counterparties to our commercial contracts, construction contracts and other contracts; • statements regarding our planned development and construction of additional Trains or pipelines, including the financing of such Trains or pipelines; • statements that our Trains, when completed, will have certain characteristics, including amounts of liquefaction capacities; • statements regarding our business strategy, our strengths, our business and operation plans or any other plans, forecasts, projections or objectives, including anticipated revenues, capital expenditures, maintenance and operating costs, run-rate SG&A estimates, cash flows, EBITDA, Consolidated Adjusted EBITDA, distributable cash flow, distributable cash flow per share and unit, deconsolidated debt outstanding, and deconsolidated contracted EBITDA, any or all of which are subject to change; • statements regarding projections of revenues, expenses, earnings or losses, working capital or other financial items; • statements regarding legislative, governmental, regulatory, administrative or other public body actions, approvals, requirements, permits, applications, filings, investigations, proceedings or decisions; • statements regarding our anticipated LNG and natural gas marketing activities; and • any other statements that relate to non-historical or future information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “contemplate,” “develop,” “estimate,” “example,” “expect,” “forecast,” “goals,” ”guidance,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” “strategy,” “target,” and similar terms and phrases, or by use of future tense. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc., Cheniere Energy Partners, L.P. and Cheniere Energy Partners LP Holdings, LLC Annual Reports on Form 10-K filed with the SEC on February 21, 2018, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors.” These forward-looking statements are made as of the date of this presentation, and other than as required by law, we undertake no obligation to update or revise any forward-looking statement or provide reasons why actual results may differ, whether as a result of new information, future events or otherwise. Reconciliation to U.S. GAAP Financial Information The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, as amended. Schedules are included in the appendix hereto that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP. 2

Safe Harbor Statements (cont’d) Additional Information and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a written consent in connection with the announced transaction between Cheniere Energy, Inc. and Cheniere Energy Partners LP Holdings, LLC. The information discussed today is qualified in its entirety by the registration statement and consent solicitation that Cheniere Energy, Inc. and Cheniere Energy Partners LP Holdings, LLC have filed with the SEC in connection with the proposed transaction. The shareholders of Cheniere Energy, Inc. and Cheniere Energy Partners LP Holdings, LLC are urged to read those filings carefully because they contain important information about the proposed transaction between Cheniere Energy, Inc. and Cheniere Energy Partners LP Holdings, LLC. Investors and security holders may obtain copies of the registration statement and consent solicitation, and any other documents that may be filed with the SEC, free of charge at the SEC’s website at http://www.sec.gov. Copies of documents filed with the SEC by Cheniere Energy, Inc. will also be made available free of charge on its website at www.cheniere.com. Copies of documents filed with the SEC by Cheniere Energy Partners LP Holdings, LLC will also be made available free of charge on its website at www.cheniere.com. Participants in the Solicitation Cheniere Energy, Inc., Cheniere Energy Partners LP Holdings, LLC and their respective directors and executive officers may be deemed to be participants in any solicitation of written consents from Cheniere Energy Partners LP Holdings, LLC’s shareholders with respect to the proposed transaction. Information about Cheniere Energy Partners LP Holdings, LLC’s directors and executive officers is set forth in Cheniere Energy Partners LP Holdings, LLC’s 2017 annual report on Form 10-K, which was filed with the SEC on February 21, 2018. Information about Cheniere Energy, Inc.’s directors and executive officers is set forth in Cheniere Energy, Inc.’s proxy statement for its 2018 Annual Meeting of Shareholders, which was filed with the SEC on April 13, 2018. Other information regarding the participants in the consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the registration statement and consent solicitation that Cheniere Energy, Inc. and Cheniere Energy Partners LP Holdings, LLC have filed with the SEC in connection with the proposed transaction. The shareholders of Cheniere Energy, Inc. and Cheniere Energy Partners LP Holdings, LLC are urged to read those filings carefully because they contain important information about the proposed transaction between Cheniere Energy, Inc. and Cheniere Energy Partners LP Holdings, LLC. 3

COMPANY OVERVIEW

Cheniere Investment Thesis Full-service LNG offering, including gas procurement, transportation, liquefaction, and shipping enables flexible solutions tailored to customer needs Positioned as premier LNG provider, with a proven track record and low- cost advantage through capacity expansion at existing sites Liquefaction platform offers excellent visibility for long-term cash flows, with “take-or-pay” style agreements with creditworthy counterparties Opportunities for future cash flow growth at attractive returns, utilizing uncontracted incremental production and constructing additional Trains Supply/demand fundamentals support continued LNG demand growth worldwide, with forecast global LNG trade growth of >200 mtpa by 2030 Investments in additional infrastructure upstream and downstream of liquefaction along the LNG value chain Source: Cheniere Research, EIA, Cheniere interpretation of Wood Mackenzie data (Q1 2018), IHS, GIIGNL 5

Cheniere's Expansive Footprint



Sabine Pass Liquefaction Project (SPL Project)

Four trains operating, and one undergoing commissioning (22.5 mtpa[1] total)

Contracts with 4 long-term third-party buyers commenced

More than 400 destination-flexible cargoes exported since startup

LNG from Sabine Pass has been delivered to 28 countries and regions

Train 6 is fully permitted and being commercialized (4.5 mtpa[1])



Corpus Christi LNG Terminal

First greenfield LNG export facility in the U.S. Lower-48

One train undergoing commissioning and two trains under construction (13.5 mtpa[1] total)

- Trains 1 and 2 substantial completion expected 1H 2019 and 2H 2019, respectively
- First LNG production expected as early as late 2018 for Train 1
- Train 3 FID May 2018, substantial completion expected 2H 2021

Filed FERC application for ~9.5 mtpa expansion adjacent to CCL Trains 1-3


CHENIERE

Domestic Pipelines and Legacy Assets

Creole Trail Pipeline – 94 mile pipeline to deliver over 1.5 Bcf/d to SPL

Corpus Christi Pipeline – 23 mile pipeline to deliver ~2.25 Bcf/d to CCL

MIDSHIP Pipeline – proposed 199 mile pipeline to provide access to low-cost natural gas in SCOOP / STACK; FERC approval received August 2018

Sabine Pass LNG terminal – legacy regasification assets, including 16.9 Bcf LNG tank storage and other infrastructure now used by SPL



Global Corporate Footprint to Facilitate Growth

Over 1,000 employees spread across 7 offices and 2 project sites in 6 different countries

Locations include Houston, Washington, D.C., London, Beijing, Tokyo, Santiago and Singapore

- Beijing office opened in 2017 to supplement regional presence and facilitate more direct communications with potential LNG buyers in China

(1) Each Train is expected to have a nominal production capacity, prior to adjusting for planned maintenance, production reliability, and potential overdesign, of approximately 4.5 mtpa of LNG and an adjusted nominal production capacity of approximately 4.3-4.6 mtpa of LNG.

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Consistently Delivering on Our Promises

"Cheniere is well-positioned for success as a global LNG market leader and I look forward to building upon the many successes achieved to date. Our priorities will be focused on continued execution and completion of the LNG trains, both under construction and under development, and further commercialization of our LNG portfolio.*"*

\- Jack Fusco
May 12, 2016

HOUSTON CHRONICLE

Sunday, May 27, 2018

Cheniere to expand Corpus Christi complex

By Katherine Blunt

Houston's Cheniere Energy has decided to build a third unit to process liquefied natural gas at its export facility under construction in Corpus Christi.

Limited construction began last year, and Cheniere will give its builder, Bechtel, notice to proceed with the project. It's the first commitment to build new U.S. liquefaction capacity since 2015, Cheniere said.

- ✓ Four Trains at Sabine Pass completed within 17 months safely, within budget, and ahead of schedule
  - ✓ Anticipated completion of Sabine T5 and Corpus T1-T2 in 2019, also within budget and ahead of schedule
- ✓ Reached Date of First Commercial Delivery under SPAs(1) for the four Trains in operation
- ✓ Produced more than 14 million tonnes of LNG in 2017 – ~5% of global supply
- ✓ More than 400 cumulative cargoes have been exported from Sabine Pass, with deliveries to 28 countries and regions worldwide(2)
- ✓ Successfully sold and delivered more than 9 million tonnes of portfolio and commissioning volumes from Sabine Pass
  - ✓ Managed a shipping portfolio of up to 25 vessels on the water simultaneously
- ✓ Captured optimization opportunities within the LNG market
- ✓ Generated ~$3.8B in Revenues and over $1.4B Consolidated Adjusted EBITDA in 1H 2018

Note: Consolidated Adjusted EBITDA is a non-GAAP measure. A definition of this non-GAAP measure and a reconciliation to Net income (loss) attributable to common stockholders, the most comparable U.S. GAAP measure, is included in the appendix.
(1) Date of First Commercial Delivery for Trains 1 through 4 for the primary SPA for each Train.
(2) As of July 31, 2018.

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Sabine Pass Cargo Destinations More Than 400 Cargoes (~1,475 TBtu) Exported from Sabine Pass Since Startup Delivered to 28 Countries and Regions Across the Globe London, U.K. Lithuania, Netherlands, Poland, United Kingdom Japan, Washington, DC Portugal, South Korea Spain Beijing, China Egypt, Israel, Tokyo, Japan Italy, Jordan, Houston, TX Malta, Turkey China, Dominican Taiwan Republic Kuwait, Mexico Colombia, Pakistan, India, Panama UAE Thailand Singapore Sabine Pass Exports by Destination Region million tonnes cargo count 5 70 Asia Latin America Europe MENA 60 4 Brazil 50 Santiago, Chile 3 40 Cheniere LNG Facility 2 30 Cheniere Office Chile 20 1 Cargo Delivery Destination 10 Argentina Sources: Cheniere Research, Kpler 0 0 Note: Cumulative cargoes and volumes as of July 31, 2018. MENA – Middle East & North Africa Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 8

Market Leading Position Along the Value Chain

Safe, Reliable, and Efficient Production of LNG



GAS SUPPLY

Ensure reliable gas delivery to Cheniere's LNG facilities

Cheniere is the largest physical natural gas consumer in the U.S.

Capacity holder on most Gulf Coast interstate pipelines and the largest shipper on CTPL, Transco, KMLP

Over 1,700 TBtu nominated to SPL Project since start-up, with 99.9% scheduling efficiency



COMMERCIAL OPERATIONS & ASSET OPTIMIZATION

Optimize and monetize excess cargoes and deliver to foundation customers

Loaded over 200 vessels in 2017 and ~150 YTD 2018

Cheniere Marketing delivered over 120 cargoes from Sabine Pass by end of 2Q 2018 since startup

Chartered more than 100 LNG tankers since startup, with a max of 25 on water in winter 2017/2018

Cheniere Marketing's portfolio would make it a top 15 LNG market player stand-alone



ORIGINATION

Continue to deliver term contracts to underwrite new capacity

Firm portfolio volumes used to structure term deals to enable long-term growth

Team has executed almost 30 mtpa of term offtake commitments

- Long-term SPAs totaling 1.2 mtpa signed with a subsidiary of CNPC in February 2018
- Long-term SPA for 1 mtpa signed with Trafigura Pte Ltd in January 2018
- Long-term SPA totaling 2 mtpa signed with CPC Corporation, Taiwan in August 2018



BUSINESS DEVELOPMENT

Invest along the LNG value chain upstream and downstream of liquefaction

Enhance and support integrated LNG value chain

Strategic project with proposed MIDSHIP pipeline to provide access to SCOOP and STACK gas volumes

Develop downstream markets to support growth of demand sources for incremental LNG

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CHENIERE

Depth of Expertise and Portfolio Provide Major Competitive Advantages



Large-Scale Existing Platform
- Reliable LNG production
- Economies of scale, ability to optimize value chain
- Economically-advantaged expansion opportunities

Operational Expertise and Credibility

Marketing Capabilities & Flexibility
- Full service model – FOB or DES
- Able to supply early volumes
- Commercial flexibility (e.g. risk sharing)

Gas Supply Scale and Diversity

Financial Flexibility
- Low cost of capital
- Increasing equity funding through reinvested cash flows
- Deep credit market access


Liquefaction Capacity
8 Trains – 36 mtpa nominal capacity
~80-90% contracted(1)
Term FOB Offtake
Portfolio Volumes
~5 mtpa
S/T Monetization
Term DES Offtake
Additional Liquefaction Capacity
4.5 mtpa permitted
FERC application filed for 9.5 mtpa
Additional capacity in development

Note: Each Train is expected to have a nominal production capacity, prior to adjusting for planned maintenance, production reliability, and potential overdesign, of approximately 4.5 mtpa of LNG and an adjusted nominal production capacity of approximately 4.3-4.6 mtpa of LNG. Please see the appendix for more detail on adjusted nominal capacity.

(1) Percent contracted excludes long-term SPAs with Cheniere Marketing that have not been used to underpin financing for a liquefaction Train.

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Cheniere Corporate Structure Cheniere Energy, Inc. (CEI) (NYSE American: LNG) Cheniere Energy Partners CQP GP Cheniere Marketing, LLC Cheniere CCH LP Holdings, LLC (& IDRs) (CMI) Holdco II, LLC (NYSE American: CQH) Cheniere Energy Partners, Cheniere CCH L.P. Holdco I, LLC (NYSE American: CQP) Cheniere Creole Trail Sabine Pass Sabine Pass LNG, L.P. Cheniere Corpus Christi Pipeline, L.P. Liquefaction, LLC (SPLNG) Holdings, LLC (CCH) (CTPL) (SPL) Publicly Traded Entity Corpus Christi Cheniere Corpus Christi Liquefaction, LLC Pipeline, L.P. / GP, LLC Operating Entity (CCL) (CCPL) Non-Operating Entity Note: This organizational chart is provided for illustrative purposes only, is not and does not purport to be a complete organizational chart of Cheniere. 11

LIQUEFACTION PROJECTS UPDATE

LNG Projects Update

Construction

Progressing Efforts on Accelerated Schedules

SPL Stg 3

96.4% Overall Train 5 – 1Q 2019	
Engineering	100%
Procurement	100%
Construction	94.2%

CCL Stg 1

91.2% Overall Train 1 – 1H 2019 Train 2 – 2H 2019	
Engineering	100%
Procurement	100%
Construction	80.7%

CCL Stg 2

30.1% Overall Train 3 – 2H 2021	
Engineering	67.8%
Procurement	48.1%
Construction	3.5%

- Commissioning activities underway for SPL Train 5 and CCL Train 1
  - Fuel gas introduced
  - Flares recently lit
- Incorporating lessons learned to ensure smooth production ramp-up and transition to operations
- CCL Train 3 – Full notice to proceed issued May 2018
  - Early works benefit from limited notices to proceed
  - Ethylene refrigeration compressor foundations poured

Operations

Reinforcing Global Reputation of Reliability

- Managing plant variations and maintenance at Sabine Pass to minimize production impacts
  - Cross-functional coordination – gas supply, commercial ops, terminal ops, asset optimization, and shipping
- Continuing to reinforce advantage of full-service model
  - Over 1,700 TBtu sourced to terminal with near perfect scheduling efficiency since inception
  - >120 cargoes delivered by CMI since inception

Development

Supporting Incremental Liquefaction Capacity

- Progressing commercialization of SPL Train 6
- Filed FERC application for Corpus Christi Stage 3, a ~9.5 mtpa capacity expansion adjacent to the CCL Project

Note: Construction project status, completion percentages, and projected substantial completion dates as of July 31, 2018

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CHENIERE

Sabine Pass Liquefaction Project Liquefaction Trains 1-5: Fully Contracted . Trains 1 through 4 are complete and in operation – on budget and ahead of schedule Train 5 . Commissioning Train 5 is 96.4% complete overall and has a target in-service date of 1Q 2019 Growth . Train 6 is fully permitted - FID upon obtaining commercial contracts, EPC contract, and financing . Land position enables significant LNG capacity expansion opportunities Train 6 Fully Permitted Trains 1 - 4 In Operation Project Schedule … 2014 2015 2016 2017 2018 2019 2020 2021 Train 1 Stage 1 Stage Train 2 Train 3 Existing Operational Facility Stage 2 Stage Train 4 Train 5 1Q 2019 Stage 3 Stage Current Completion Substantial Completion DFCD Guaranteed Schedule DFCD Window Progress Schedule Achieved Achieved Note: Based on Guaranteed Substantial Completion Dates per EPC contract. Construction percentages complete as of July 31, 2018. 14

Corpus Christi LNG Terminal CCL Project Stage 1 Stage 3 FERC Application . FIled Trains 1 and 2 are 91.2% complete overall and have target in-service dates of 1H 2019 and 2H 2019, respectively CCL Project Stage 2 . Final Investment Decision and full Notice to Proceed issued in May 2018 . Train 3 is 30.1% complete overall and has a target in-service date of 2H 2021 Train 1 Corpus Christi Stage 3 Commissioning . Filed FERC application for ~9.5 mtpa capacity expansion adjacent to the CCL Project Additional Growth . Significant further LNG capacity expansion in development Train 2 & 3 Additional Land for Under Construction Further Expansion Project Schedule … 2014 2015 2016 2017 2018 2019 2020 2021 Train 1 1H 2019 Stage 1 Stage Train 2 2H 2019 Train 3 2H 2021 Stage 2 Stage Guaranteed Schedule DFCD Window Opens(1) Current Completion Schedule Progress Note: Based on Guaranteed Substantial Completion Dates per EPC contract. Construction percentages complete as of July 31, 2018. (1) DFCD first window period varies by SPA. 15

Cheniere Liquefaction Projects at a Glance





	Sabine Pass Liquefaction Project	Corpus Christi Liquefaction Project
Liquefaction Technology	ConocoPhillips	ConocoPhillips
EPC Contractor	BECHTEL	BECHTEL
Creditworthy SPA Counterparties	Shell, gasNatural fenosa, KOGAS, centrica, GAIL, TOTAL	PERTAMINA, endesa, IBERDROLA, gasNatural fenosa, woodside, EDF, edp, TRAFIGURA, PetroChina
Maintenance Contract Servicer	GE	GE
Total Mtpa[1] Under Construction or Operating	22.5	13.5
Firm Pipeline Capacity	CHENIERE, KINDER MORGAN, Williams	CHENIERE, KINDER MORGAN, Williams

Note: SPA counterparties include counterparties to contracts anticipated to provide commercial support for Train 3 of the CCL Project. *SPL's firm pipeline capacity includes Creole Trail, NGPL, Transco, and Kinder Morgan LA; CCL's firm pipeline capacity* includes Corpus Christi Pipeline, MIDSHIP Pipeline, TGP, NGPL, Transco, and KM Tejas.

(1) Each Train is expected to have a nominal production capacity, prior to adjusting for planned maintenance, production reliability, and potential overdesign, of approximately 4.5 mtpa of LNG and an adjusted nominal production capacity of approximately 4.3-4.6 mtpa of LNG. Please see the appendix for more detail on adjusted nominal capacity.

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CHENIERE OVERVIEW LNG MARKET OUTLOOK

Asia Driving Robust Global LNG Demand Growth Incremental Global LNG Supply & Demand 1H 2018 Incremental Demand Growth Leaders 1H 2018 MT MT LNG Demand LNG Supply 18 9 0.3 16 8 China’s LNG demand 15.7 (0.5) (0.2) grew more than 14 7 (2.8) 50% year over year 12 6 in 1H 2018 Nearly all new regional global demand growth Other 10 came from Asia, which grew 15% in 1H 5 Europe’s net imports for the first half of the year 8 were down due to lower demand in the U.K. 4 U.S. 6 Growing production from the Zhor field has 3 pushed down LNG demand in Egypt by almost 60% in 1H, limiting total MENA demand 4 2 Low hydro levels in Brazil, along with pipeline constraints in Mexico, have pushed Latin Australia 2 1 America’s demand higher year-over-year 0 0 Asia Americas NW Europe Europe MENA LNG Supply China South Korea India Pakistan Taiwan (ex-NW) Source: Cheniere Research, Kpler 18

US Increasing Global LNG Market Share in Strong Price Environment Global Gas Prices Top Global LNG Suppliers (1H 2018) $/MMBtu MT 20 45 39.1 40 JKM August settle $10.45/MMBtu 35 15 32.2 Oil parity 30 Asia L-T Contract 25 Proxy 10 Asia Spot LNG 20 15 TTF 12.1 5 10.3 10.3 9.5 10 8.7 5 Henry Hub 0 0 2016 2017 2018 2019 Qatar Australia Malaysia Nigeria USA Indonesia Russia Tight supply balances have led to sustained JKM The US is now a top-5 global supplier, providing reliable prices at winter-like levels approaching oil parity and flexible LNG to the global market Note: Global gas prices as of July 2018. Asia L-T Contract Proxy = 14.85% Japan Crude Cocktail (3-month average) + $0.50/MMBtu; same formula is used with Brent crude oil prices for forward curve. Source: Cheniere Research , Kpler, Platts 19

Domestic Gas Production Growth Supports HH-Linked LNG Thesis Lower 48 Dry Gas Production Projected Production Growth by Basin Through 2019 (monthly average) Bcf/d 8 82 7 Permian expected to 6 outpace Marcellus/Utica 6.7 5 80 4 3 2 2.5 78 2.2 0.6 1 1.4 0 +6-7 Bcf/d Marcellus/Utica Haynesville Permian Other Total 76 Year-over-year Bcf/d Henry Hub Forward Curves 74 3.40 3.20 72 3.00 2.80 70 2.60 2017 2018 2.40 68 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Mar Apr May Jun Jul Aug Sept Oct Nov Dec Current Strip 3 Months Ago 1 Year Ago Sources: Genscape, Bloomberg, SpringRock, Cheniere Research 20

SPL Project CHENIERE OVERVIEW FINANCIAL UPDATE

Second Quarter 2018 Results and Full Year 2018 Guidance

Metric ($ in millions, excl. per share and LNG data)	2Q 2018	2Q 2017	YTD 2018	YTD 2017
Revenues	$1,543	$1,241	$3,785	$2,452
Operating Income	$336	$274	$1,083	$650
Net Income	$150	$21	$750	$193
Net Income (Loss) Attributable to Common Stockholders	($18)	($285)	$339	($231)
Net Income (Loss) per Share[(1)]	($0.07)	($1.23)	$1.40	($0.99)
Consolidated Adjusted EBITDA	$531	$371	$1,438	$854
SPL Project LNG Volumes Recognized in Income (TBtu)	230	160	503	300
Third-Party LNG Volumes Recognized in Income (TBtu)	10	15	21	19

- ~85% of volumes exported from Sabine Pass in 2Q 2018 lifted by long-term SPA customers
  - 230 TBtu of LNG from Sabine Pass recognized in income
- 2Q 2018 Distributable Cash Flow ~$80 million, totaling more than $350 million for 1H 2018
- Full year 2018 guidance

($ billions, except per share amounts)	Full Year 2018		
Consolidated Adjusted EBITDA	$2.3	-	$2.5
Distributable Cash Flow	$0.40	-	$0.55
CQP Distribution per Unit	$2.20	-	$2.30
CQH Dividend per Share[(2)]	$2.25	-	$2.35

Note: Consolidated Adjusted EBITDA and Distributable Cash Flow are non-GAAP measures. A definition of these non-GAAP measures and a reconciliation to Net income (loss) attributable to common stockholders, the most comparable U.S. GAAP measure, is included in the appendix.
1. Reported as Net income (loss) per share attributable to common stockholders – diluted on our Consolidated Statement of Operations
2. CQH dividend per share guidance is not adjusted for pending merger transaction with Cheniere Energy, Inc.

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CHENIERE

Corpus Train 3 Highlights and 8-Train Run Rate Guidance Transaction Highlights 8 Train Run Rate Guidance 7 Trains Online 8 Trains Online 7 Trains Online7 Trains Online 8 Trains Online8 Trains Online . Total cost ~$3.2 billion fully levered 7 TrainsSPL Online T1-5, 8 TrainsSPL Online T1-5, SPL T1-5, SPL T1-5, SPL T1-5, SPL T1-5, SPL T1-5, ($bn, except per share and per unit amounts or unless otherwise($bn, noted)except per($bn, share except and per per share unit amounts and per unitor unless amounts otherwise or CCHunlessSPL noted) T1-2T1-5, otherwise noted) CCHSPL T1-5,T1-3 CCH T1-2 CCH T1-2 CCH T1-3 CCH T1-3 . Financed 50% debt and($bn, 50%except perequity share and per unit amounts or unless otherwise($ billions, noted) except per share amounts) CCH T1-2 CCLCCH T1 T1-3-T3 . CEI Consolidated Adjusted EBITDA CEI ConsolidatedCEI Consolidated Adjusted EBITDAAdjusted EBITDA$3.8 - $4.1 $4.3 - $4.6 $3.8 - $4.1$3.8 - $4.1 $4.3 - $4.6$4.3 - $4.6 Amended and upsizedCEI Consolidated Corpus credit Adjusted facilities EBITDA $3.8 - $4.1 $4.3 - $4.6 to $6.1 billion Less: CQP/CQH Minority Interest Less: CQP/CQHLess: CQP/CQHMinority Interest Minority Interest ($0.8) - ($0.8) ($0.8) - ($0.8) ($0.8) - ($0.8)($0.8) - ($0.8) ($0.8) - ($0.8)($0.8) - ($0.8) Less: CQP/CQH Minority Interest ($0.8) - ($0.8) ($0.8) - ($0.8) . Equity contributionLess: from CQP/SPL Cheniere Interest and Expense Less: CQP/SPLLess: InterestCQP/SPL Expense Interest Expense ($0.9) ($0.9) ($0.9) ($0.9) ($0.9) ($0.9) Less: CQP/SPL Interest Expense ($0.9) ($0.9) reinvested operatingLess: CCH cash Interest flows Expense Less: CCHLess: Interest CCH Expense Interest Expense ($0.5) ($0.6) ($0.5) ($0.5) ($0.6) ($0.6) Less: CCH Interest Expense ($0.5) ($0.6) . Amended and upsizedLess: Corpus CEI Interest working Expense/Other capital Less: CEI InterestLess: CEI Expense/Other Interest Expense/Other ($0.0) ($0.0) ($0.0) ($0.0) ($0.0) ($0.0) Less: CEI Interest Expense/Other ($0.0) ($0.0) facility to $1.2 billion CEI Distributable Cash Flow CEI DistributableCEI Distributable Cash Flow Cash Flow $1.7 - $1.9 $2.0 - $2.3 $1.7 - $1.9$1.7 - $1.9 $2.0 - $2.3$2.0 - $2.3 CEI Distributable Cash Flow $1.7 - $1.9 $2.0 - $2.3 (1) (1) (1) CEI Distributable Cash Flow per Share (1) CEI DistributableCEI Distributable Cash Flow Cash per ShareFlow per $5.70Share - $6.60 $7.00 - $8.00 $5.70 - $6.60$5.70 - $6.60 $7.00 - $8.00$7.00 - $8.00 CEI Distributable Cash Flow per Share $5.70 - $6.60 $7.00 - $8.00 CQP Distributable Cash Flow per Unit CQP DistributableCQP Distributable Cash Flow Cash per UnitFlow per$3.20 Unit - $3.40 $3.20 - $3.40 $3.20 - $3.40$3.20 - $3.40 $3.20 - $3.40$3.20 - $3.40 CQP Distributable Cash Flow per Unit $3.20 - $3.40 $3.20 - $3.40 ForecastCQH ~$5.8CQH Distributable Distributable billion Cash Cash Flowof Flow discretionaryper per Share Share CQH Distributable cashCQH Distributable Cashgenerated Flow Cash per ShareFlow from per$3.00$3.00 Share 2018- - $3.10 $3.10 -2022, $3.00$3.00 - $3.10 $3.00 - $3.10$3.00 - $3.10 $3.00 - $3.10$3.00 - $3.10 available to invest in incremental growth and return capital to shareholders Note: Run rate start date assumed to be first full year of operations for all trains. Range driven by production and assumes CMI margin of $2.50/MMBtu before 80/20 profit-sharing tariff with SPL/CCH. Interest rates at SPL and CCH for refinancing assumed to be 5.50% and 5.75%, respectively. Consolidated Adjusted EBITDA, Distributable Cash Flow, and Distributable Cash Flow per Share are non-GAAP measures. Definitions of these non-GAAP measures are included in the appendix. We have not made any forecast of net income on a run-rate basis, which would be the most directly comparable financial measure under GAAP, and we are unable to reconcile differences between these run rate forecasts and net income. 1. Assumed share count of ~288mm shares; see appendix for conversion assumptions 23

New LNG Investment Considerations Evolving Fundamentals Facilitate Flexible Solutions . Strong cash flows from first trains and corporate debt capacity enable flexibility . High performance levels and focus on operational excellence enable optimization of excess capacity and flexible contract solutions through Cheniere Marketing . Train FID conditions precedent not necessary for new firm contracts . Marketing function can sell short, medium and long-term deals either FOB or DES Discretionary Capital Investment Parameters . Target unlevered payback in 10 years on a fixed-fee contracted basis . Achieve high single-digit project returns on contracted volumes and conservative margin estimates on portfolio volumes . Achieve low double-digit project returns on contracted volumes and run-rate margin estimates on portfolio volumes . Contract sufficient fixed fee cash flow to facilitate a project finance transaction with at least 50% leverage . Target no more than ~20% and no less than ~5% of portfolio LNG capacity uncontracted 24

Cheniere Investment Thesis Full-service LNG offering, including gas procurement, transportation, liquefaction, and shipping enables flexible solutions tailored to customer needs Positioned as premier LNG provider, with a proven track record and low- cost advantage through capacity expansion at existing sites Liquefaction platform offers excellent visibility for long-term cash flows, with “take-or-pay” style agreements with creditworthy counterparties Opportunities for future cash flow growth at attractive returns, utilizing uncontracted incremental production and constructing additional Trains Supply/demand fundamentals support continued LNG demand growth worldwide, with forecast global LNG trade growth of >200 mtpa by 2030 Investments in additional infrastructure upstream and downstream of liquefaction along the LNG value chain Source: Cheniere Research, EIA, Cheniere interpretation of Wood Mackenzie data (Q1 2018), IHS, GIIGNL 25

CHENIERE OVERVIEW APPENDIX

LNG Production Capacity Adjusted nominal capacity is expected Nominal Adjusted Capacity to range between 4.3 and 4.6 mtpa in Capacity run-rate years . Preliminary overdesign assessment in progress; requires Debottleneck Maintenance more warm weather data Adjustments Overdesign . Low end is driven by years with Reliability Process major planned maintenance Adjustments Conditions . Planned Debottlenecking opportunities Maintenance have been identified from Sabine 4.6 Pass operating trains 4.5 Unplanned mtpa mtpa Maintenance 4.3 mtpa Note: Adjusted nominal capacity is an annualized range based on 20 years of operation and factoring in production, maintenance cycles, and unforeseen outages. 27

Cheniere Debt Summary



CEI Cash Balance: ~$0.9B(1)
Cheniere Energy, Inc. (CEI)
(NYSE American: LNG)
CEI Revolver
$0.75B senior secured revolving credit facility due 2021
Convertible Debt
$1.0B PIK Convertible Notes due 2021 (4.875%)
$0.6B Convertible Notes due 2045 (4.250%)
Cheniere Energy Partners LP Holdings, LLC (NYSE American: CQH)
CQP GP (& IDRs)
Cheniere Marketing, LLC (CMI)
Cheniere CCH Holdco II, LLC
Trains 1 - 2 Equity
$1.0B Senior Secured Convertible Notes due 2025
Cheniere Energy Partners, L.P. (NYSE American: CQP)
Sr Secured Credit Facilities
$1.3B Credit Facilities due 2020
CQP Debt
$1.5B Notes due 2025 (5.250%)
Cheniere CCH Holdco I, LLC
Trains 1 - 3 Debt
$6.1B Credit Facility due 2024
$1.3B Notes due 2024 (7.000%)
$1.5B Notes due 2025 (5.875%)
$1.5B Notes due 2027 (5.125%)
$1.2B Working Capital Facility due 2023
Sabine Pass LNG, L.P. (SPLNG)
Cheniere Creole Trail Pipeline, L.P. (CTPL)
Sabine Pass Liquefaction, LLC (SPL)
Cheniere Corpus Christi Holdings, LLC (CCH)
Trains 1 - 5 Debt
$2.0B Notes due 2021 (5.625%)
$1.0B Notes due 2022 (6.250%)
$1.5B Notes due 2023 (5.625%)
$2.0B Notes due 2024 (5.750%)
$2.0B Notes due 2025 (5.625%)
$1.5B Notes due 2026 (5.875%)
$1.5B Notes due 2027 (5.000%)
$1.35B Notes due 2028 (4.200%)
$0.8B Notes due 2037 (5.000%)
$1.2B Working Capital Facility due 2020
Corpus Christi Liquefaction, LLC (CCL)
Cheniere Corpus Christi Pipeline, L.P. / GP, LLC (CCPL)
Publicly Traded Entity
Operating Entity
Non-Operating Entity

Note: This organizational chart is provided for illustrative purposes only, is not and does not purport to be a complete organizational chart of Cheniere.

(1) Unrestricted cash balance as of June 30, 2018.

28

CHENIERE

Project Balance Sheets Underpinned by Strong Counterparty Credits

SPL and CCL Projects – Counterparty Exposure

- "Take or pay" style sale and purchase agreements ("SPAs") with 13 of 14 external counterparties rated as investment grade by at least two of the three major agencies (S&P, Moody's, Fitch)
  - ~98% of ~$4.7bn[2] of annual fixed fees from investment grade counterparties
- Average portfolio rating of A / A2 / A and BBB+ / Baa1 / BBB+ for SPL and CCL, respectively

14 External SPA Customers[1]



NR
2.4%
AA- to AA+ Rated 34.0%
A- to A+ Rated 6.2%
BBB- to BBB+ Rated 57.5%

External SPA Customers

Sabine Pass Liquefaction

Gas Natural Fenosa	Shell	KOGAS	GAIL	Total	Centrica
(BBB / Baa2 / BBB+)	(A+ / Aa2 / AA-)	(AA- / Aa2 / AA-)	(NR / Baa2 / BBB-)	(A+ / Aa3 / AA-)	(BBB+ / Baa1 / WR)

Corpus Christi Liquefaction

Gas Natural Fenosa	Pertamina	Endesa	Iberdrola	Woodside	EDF	EDP	Trafigura	PetroChina
(BBB / Baa2 / BBB+)	(BBB- / Baa2 / BBB)	(BBB+ / WR / BBB+)	(BBB+ / Baa1 / BBB+)	(BBB+ / Baa1 / BBB+)	(A- / A3 / A-)	(BBB- / Baa3 / BBB-)	(NR / NR / NR)	(A+/ A1 / A+)

Note: Ratings denote S&P, Moody's, Fitch. Counterparties and fixed fees exclude long-term SPAs with Cheniere Marketing that have not been used to underpin financing for a liquefaction Train.

(1) Shown as percent of annual fixed fees
(2) Annual third-party fixed fees from both Sabine Pass Liquefaction and Corpus Christi Liquefaction

29 CHENIERE

Run Rate Guidance 7 Trains Online 78 Trains Online 8 Trains Online 7 TrainsSPL Online T1-5, 8 TrainsSPL Online T1-5, SPL T1-5, SPL T1-5, SPL T1T1-5,-5, ($bn, except per share and per unit ($bn,amounts except or unless per share otherwise and per noted) unit amounts or unless otherwise noted) CCH T1-2 CCH T1-2T1-3 CCH T1-3 ($bn, except per share and per unit amounts or unless otherwise noted) CCH T1-2 CCLCCH T1 T1-3-T2 CEI Consolidated AdjustedCEI EBITDA Consolidated Adjusted EBITDA $3.8 - $4.1 $3.8$4.3 - $4.1$4.6 $4.3 - $4.6 CEI Consolidated Adjusted EBITDA $3.8 - $4.1 $4.3 - $4.6 Less: CQP/CQH Minority InterestLess: CQP/CQH Minority Interest ($0.8) - ($0.8) ($0.8) - ($0.8) ($0.8) - ($0.8) Less: CQP/CQH Minority Interest ($0.8) - ($0.8) ($0.8) - ($0.8) Less: CQP/SPL Interest ExpenseLess: CQP/SPL Interest Expense ($0.9) ($0.9) ($0.9) Less: CQP/SPL Interest Expense ($0.9) ($0.9) Less: CCH Interest Expense Less: CCH Interest Expense ($0.5) ($0.5)($0.6) ($0.6) Less: CCH Interest Expense ($0.5) ($0.6) Less: CEI Interest Expense/OtherLess: CEI Interest Expense/Other ($0.0) ($0.0) ($0.0) Less: CEI Interest Expense/Other ($0.0) ($0.0) CEI Distributable Cash FlowCEI Distributable Cash Flow $1.7 - $1.9 $1.7$2.0 - $1.9$2.3 $2.0 - $2.3 CEI Distributable Cash Flow $1.7 - $1.9 $2.0 - $2.3 CEI Distributable Cash FlowCEI per Distributable Share(1) Cash Flow per Share(1) $5.70 - $6.60 $5.70$7.00 - $6.60$8.00 $7.00 - $8.00 CEI Distributable Cash Flow per Share(1) $5.70 - $6.60 $7.00 - $8.00 CQP Distributable Cash FlowCQP per Distributable Unit Cash Flow per Unit $3.20 - $3.40 $3.20 - $3.40 $3.20 - $3.40 CQP Distributable Cash Flow per Unit $3.20 - $3.40 $3.20 - $3.40 CQH Distributable Cash FlowCQH per Distributable Share Cash Flow per Share $3.00 - $3.10 $3.00 - $3.10 $3.00 - $3.10 CQH Distributable Cash Flow per Share $3.00 - $3.10 $3.00 - $3.10 Run rate start date assumed to be first full year of operations for all trains Note: Range driven by production and assumes CMI margin of $2.50/MMBtu before 80/20 profit-sharing tariff with SPL/CCH. Interest rates at SPL and CCH for refinancing assumed to be 5.50% and 5.75%, respectively. Consolidated Adjusted EBITDA, Distributable Cash Flow, Distributable Cash Flow per Share, and Distributable Cash Flow per Unit are non-GAAP measures. Definitions of these non-GAAP measures are included in the appendix. We have not made any forecast of net income on a run- rate basis, which would be the most directly comparable financial measure under GAAP, and we are unable to reconcile differences between these run rate forecasts and net income. (1) Assumed share count of ~288mm shares; see appendix for conversion assumptions 30

Run Rate Guidance: Impact of Additional Train at SPL

Additional Run-Rate Distributable Cash Flow

($bn, except per share and per unit amounts or unless otherwise noted)	8 Trains Online SPL T1-5, CCL T1-T3	SPL T6 [2]	9 Trains Online SPL T1-6, CCL T1-T3
CEI Consolidated Adjusted EBITDA	$4.3 - $4.6	$0.4 - $0.6	$4.7 - $5.2
Less: CQP/CQH Minority Interest	($0.8) - ($0.8)	($0.1)	($0.9) - ($0.9)
Less: CQP/SPL Interest Expense	($0.9)	($0.1)	($1.0)
Less: CCH Interest Expense	($0.6)	$0.0	($0.6)
Less: CEI Interest Expense/Other	($0.0)	$0.0	($0.0)
CEI Distributable Cash Flow	$2.0 - $2.3	$0.2 - $0.4	$2.2 - $2.7
CEI Distributable Cash Flow per Share [1]	$7.00 - $8.00	$0.70 - $1.20	$7.70 - $9.20
CQP Distributable Cash Flow per Unit	$3.20 - $3.40	$0.20 - $0.50	$3.50 - $3.90
CQH Distributable Cash Flow per Share	$3.00 - $3.10	$0.30 - $0.60	$3.30 - $3.70

Run rate start date assumed to be first full year of operations for all trains

Note: *'8 Trains Online' range driven* by production and assumes CMI margin of $2.50/MMBtu before 80/20 profit-sharing tariff with SPL/CCH. SPL Train 6 range driven by production and contracting margin / volume. Interest rates at SPL and CCH for refinancing assumed to be 5.50% and 5.75%, respectively. Consolidated Adjusted EBITDA, Distributable Cash Flow, Distributable Cash Flow per Share, and Distributable Cash Flow per Unit are non-GAAP measures. Definitions of these non-GAAP measures are included in the appendix. We have not made any forecast of net income on a run-rate basis, which would be the most directly comparable financial measure under GAAP, and we are unable to reconcile differences between these run rate forecasts and net income.

(1) Assumed share count of ~288mm shares; see appendix for conversion assumptions.
(2) Assumes 50/50 debt/equity funding.

31

CHENIERE

CEI Deconsolidated Five Year Sources and Uses

Projected Available Cash Generation: 2018 – 2022



$bn
Sources: ~$10.9 billion
Uses: ~$10.9 billion
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
–
$1.7
CQP GP / IDR Distributions
$1.0
CEI Cash on Hand
$0.4
CMI Cash Flow(1)
$4.0
CCH EBITDA
$0.5
Management Fees
$3.3
CQH Distributions
Available Free Cash Flow
Grow
(SPL T6 Equity from CEI > $1bn)
Buy back Stock
Pay Dividend
$5.1
2020-2022 Free Cash Generated
$0.7
2H 2019 Cash
$1.3
CCH Interest Expense(3)
$1.4
CEI G&A/Other/Interest Expense
$1.6
CCH T1-3 Equity Funding(2)
Train 3
$0.7
Trains 1 - 2
Sources
Uses

~$5.8 billion of discretionary cash available over the 5-year planning horizon

Note: As of May 2018. Assumes approximately 4.5 mtpa/train production case. EBITDA is a non-GAAP measure. A definition of this non-GAAP measure is included in the appendix. We have not made any forecast of CCH net income for 2018-2022, which would be the most directly comparable financial measure under GAAP, and we are unable to reconcile differences between this forecast and net income.

(1) Assumes current implied gross margin by CMI through 2020 and $2.50 gross margin thereafter, 80/20 profit-sharing tariff with SPL/CCH

(2) *Includes $1.1bn of Equity Contribution Agreement ("ECA") Funding from mid 2019-2021*, $0.1bn equity funded in Q1 2018, $0.8bn of CCH operating cash flow (generated by Trains 1-2) and $0.3bn of LNTP payments made in early 2018.

(3) Represents portion of CCH interest expense that is no longer capitalized upon operations of each train.

32

CHENIERE

Long-term Capital Structure Plan . Utilize leverage capacity at CQP and CEI (the corporate levels) to delever SPL and CCH (the project levels) over the next 5-10 years . Debt incurrence test will force the deleveraging of SPL and CCH over time at 1.5x/1.4x DSCR . By migrating project debt up to CQP and CEI (subject to target ~4.0x decon. debt / EBITDA constraint), project level debt amortization requirements can be pushed out to the mid to late 2020s . Plan maximizes value to equity holders while adhering to indenture amortization requirements at the project levels . Investment grade ratings at the project levels and strong high yield (“HY”) ratings (BB / Ba) at the corporate levels can be achieved and maintained . This framework provides CEI significant free cash flow to invest and grow which can further defer substantial debt pay down, while at the same time returning capital to shareholders via share repurchases and/or dividends By taking advantage of leverage capacity at the corporate levels, project level debt amortization not required until the mid to late 2020s, even with no growth beyond 8 trains 33

Forecasting Points

CEI Cash Tax Payments Begin	Early - Mid 2020s
CQH Tax Sharing Payments Begin	Early 2020s
<u>2020 - 2030 Tax Rate Percentage of Pre-Tax Cash Flow</u>	
CEI	0 - 5%
CQH	10 - 15%
<u>2031 - 2040 Tax Rate Percentage of Pre-Tax Cash Flow</u>	
CEI	15 - 20%
CQH	15 - 20%

- 2020-2030 CEI tax rate primarily due to "80% NOL limitation" on newly generated NOLs from Tax Cuts and Jobs Act
- As of December 31, 2017, CEI's and CQH's federal NOL carryforwards are equal to $4.7 billion and $2.8 billion, respectively
- CQH tax sharing payments to CEI occur prior to CEI-level taxes
  - CQH's NOL will be exhausted before CEI's NOL which causes incremental free cash flow to CEI

General Assumptions

EIG Notes Conversion

- CCH Holdco II Notes (EIG Notes) convert into ~25mm LNG shares in 2020 at estimated $75 / share (ultimate principal balance of ~$1.7bn)
  - Conversion at a 10% discount to LNG's share price
  - Only 50% of the EIG Notes can be converted at initial conversion and subsequent conversions cannot occur for 90 days after conversion date

RRJ Notes Conversion

- CEI Convertible Unsecured Notes (RRJ Notes) convert into ~15mm LNG shares in 2021 at estimated $94 / share (ultimate principal balance of ~$1.4bn)

34

CHENIERE

Reconciliation to Non-GAAP Measures

Regulation G Reconciliations

In addition to disclosing financial results in accordance with U.S. GAAP, the accompanying news release contains non-GAAP financial measures. Consolidated Adjusted EBITDA, Distributable Cash Flow, Distributable Cash Flow per Share, and Distributable Cash Flow per Unit are non-GAAP financial measures that we use to facilitate comparisons of operating performance across periods. These non-GAAP measures should be viewed as a supplement to and not a substitute for our U.S. GAAP measures of performance and the financial results calculated in accordance with U.S. GAAP and reconciliations from these results should be carefully evaluated.

Consolidated Adjusted EBITDA represents net loss attributable to Cheniere before net income (loss) attributable to the non-controlling interest, interest, taxes, depreciation and amortization, adjusted for certain non-cash items, other non-operating income or expense items, and other items not otherwise predictive or indicative of ongoing operating performance, as detailed in the following reconciliation. Consolidated Adjusted EBITDA is not intended to represent cash flows from operations or net income (loss) as defined by U.S. GAAP and is not necessarily comparable to similarly titled measures reported by other companies.

We believe Consolidated Adjusted EBITDA provides relevant and useful information to management, investors and other users of our financial information in evaluating the effectiveness of our operating performance in a manner that is consistent with management's evaluation of business performance. We believe Consolidated Adjusted EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and amortization which vary substantially from company to company depending on capital structure, the method by which assets were acquired and depreciation policies. Further, the exclusion of certain non-cash items, other non-operating income or expense items, and items not otherwise predictive or indicative of ongoing operating performance enables comparability to prior period performance and trend analysis.

Consolidated Adjusted EBITDA is calculated by taking net loss attributable to common stockholders before net income (loss) attributable to non-controlling interest, interest expense, net of capitalized interest, changes in the fair value and settlement of our interest rate derivatives, taxes, depreciation and amortization, and adjusting for the effects of certain non-cash items, other non-operating income or expense items, and other items not otherwise predictive or indicative of ongoing operating performance, including the effects of modification or extinguishment of debt, impairment expense, changes in the fair value of our commodity and foreign currency exchange ("FX") derivatives and non-cash compensation expense. We believe the exclusion of these items enables investors and other users of our financial information to assess our sequential and year-over-year performance and operating trends on a more comparable basis and is consistent with management's own evaluation of performance.

EBITDA is computed as net income (loss) before net income (loss) attributable to the non-controlling interest (for CEI), interest, taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA, adjusted for certain non-cash items, other non-operating income or expense items, and other items not otherwise predictive or indicative of ongoing operating performance, as detailed in the following reconciliation. Adjusted EBITDA is not intended to represent cash flows from operations or net income (loss) as defined by U.S. GAAP and is not necessarily comparable to similarly titled measures reported by other companies.

Distributable Cash Flow is defined as cash received, or expected to be received, from its ownership and interests in CQP, CQH and Cheniere Corpus Christi Holdings, LLC, cash received (used) by its integrated marketing function (other than cash for capital expenditures) less interest, taxes and maintenance capital expenditures associated with Cheniere and not the underlying entities. Management uses this measure and believes it provides users of our financial statements a useful measure reflective of our business's ability to generate cash earnings to supplement the comparable GAAP measure.

Distributable Cash Flow per Share and Distributable Cash Flow per Unit are calculated by dividing Distributable Cash Flow by the weighted average number of common shares or units outstanding.

We believe Distributable Cash Flow is a useful performance measure for management, investors and other users of our financial information to evaluate our performance and to measure and estimate the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and expending sustaining capital, that could be used for discretionary purposes such as common stock dividends, stock repurchases, retirement of debt, or expansion capital expenditures. Management uses this measure and believes it provides users of our financial statements a useful measure reflective of our business's ability to generate cash earnings to supplement the comparable GAAP measure.

Distributable Cash Flow is not intended to represent cash flows from operations or net income (loss) as defined by U.S. GAAP and is not necessarily comparable to similarly titled measures reported by other companies.

Non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis.

Consolidated Adjusted EBITDA

The following table reconciles our Consolidated Adjusted EBITDA to U.S. GAAP results for the three and six months ended June 30, 2018 and 2017 (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,	
	2018	2017	2018	2017
Net income (loss) attributable to common stockholders	$ (18)	$ (285)	$ 339	$ (231)
Net income attributable to non-controlling interest	168	306	411	424
Income tax provision (benefit)	(3)	1	12	1
Interest expense, net of capitalized interest	216	188	432	353
Loss on modification or extinguishment of debt	15	33	15	75
Derivative loss (gain), net	(32)	36	(109)	35
Other income	(10)	(5)	(17)	(7)
Income from operations	$ 336	$ 274	$ 1,083	$ 650
Adjustments to reconcile income from operations to Consolidated Adjusted EBITDA:				
Depreciation and amortization expense	111	90	220	160
Loss (gain) from changes in fair value of commodity and FX derivatives, net	65	(5)	102	28
Total non-cash compensation expense	19	7	33	11
Impairment expense and loss on disposal of assets	—	5	—	5
Consolidated Adjusted EBITDA	$ 531	$ 371	$ 1,438	$ 854

Consolidated Adjusted EBITDA and Distributable Cash Flow

The following table reconciles our actual Consolidated Adjusted EBITDA and Distributable Cash Flow to Net income (loss) attributable to common stockholders for 2017 and for the three and six months ended June 30, 2018 and forecast amounts for 2018 (in billions):

	Full Year 2017	Three Months Ended June 30, 2018	Six Months Ended June 30, 2018	Full Year 2018	
Net income (loss) attributable to common stockholders	$ (0.4)	$ (0.02)	$ 0.34	$ 0.2 -	0.4
Net income attributable to non-controlling interest	1.0	0.17	0.41	0.7 -	0.7
Income tax provision (benefit)	0.0	(0.00)	0.01		0.0
Interest expense, net of capitalized interest	0.7	0.22	0.43		0.9
Loss on modification or extinguishment of debt	0.1	0.02	0.02		0.0
Derivative loss (gain), net	(0.0)	(0.03)	(0.11)		0.0
Other expense (income)	(0.0)	(0.01)	(0.02)		(0.0)
Income from operations	$ 1.4	$ 0.34	$ 1.08	$ 1.8 -	$ 2.0
Adjustments to reconcile income from operations to Consolidated Adjusted EBITDA:					
Depreciation and amortization expense	0.4	0.11	0.22		0.5
Loss from changes in fair value of commodity and FX derivatives, net	0.0	0.07	0.10		0.0
Total non-cash compensation expense	0.0	0.02	0.03		0.0
Consolidated Adjusted EBITDA	$ 1.8	$ 0.53	$ 1.44	$ 2.3 -	$ 2.5
Distributions and dividends to CQP / CQH non-controlling interest	(0.3)	(0.15)	(0.29)		(0.60)
SPL / CQP cash retained and interest expense	(0.8)	(0.31)	(0.77)		(1.30)
CEI interest expense and income tax	(0.0)	0.00	(0.01)		(0.05)
Cheniere Distributable Cash Flow	$ 0.6	$ 0.08	$ 0.36	$ 0.40 -	$ 0.55

Note: Totals may not sum due to rounding.

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CHENIERE

CHENIERE ENERGY, INC. INVESTOR RELATIONS CONTACTS Randy Bhatia Vice President, Investor Relations – (713) 375-5479, randy.bhatia@cheniere.com Megan Light Manager, Investor Relations – (713) 375-5492, megan.light@cheniere.com